SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of report (Date of earliest event reported) June 27, 2002

                             SUREWEST COMMUNICATIONS

             (Exact Name of Registrant as Specified in Its Charter)

                                   California

                 (State or Other Jurisdiction of Incorporation)

0-556                                                 68-0365195

(Commission File Number)                    (IRS Employer Identification No.)

211 Lincoln Street, Roseville, California               95678

(Address of Principal Executive Offices)              (Zip Code)

                                 (916) 786-6141

              (Registrant's Telephone Number, Including Area Code)





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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     On June 27, 2002, SureWest Communications issued a press release announcing the continuation of its share repurchase program. The press release is attached as Exhibit 99 to this Form 8-K.

Item 7.  FINANCIAL STATEMENT AND EXHIBITS

     (c) Exhibits

     Exhibit 99. SureWest Communications Press Release issued June 27, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SUREWEST COMMUNICATIONS


Date June 27, 2002   By    /s/ Michael D. Campbell

                           Executive Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX



99       SureWest Communications Press Release issued June 27, 2002.


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                                  NEWS RELEASE
                                   Exhibit 99


                             FOR IMMEDIATE RELEASE